Exhibit 32


   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                AS ADOPTED PURSUANT TO
     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Each of the undersigned hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Quarterly Report on Form 10-QSB for the quarter ended June 30, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This 13th day of August, 2003.


/S/ WILLIAM J. RAIKE, III
-------------------------
William J. Raike, III
President and Chief
Executive Officer


/S/ MELISSA L. WHITLEY
------------------------
Melissa L. Whitley
Chief Financial Officer


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